UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

General Mills, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-01185	41-0274440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (763) 764-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	GIS	New York Stock Exchange
0.125% Notes due 2025	GIS 25A	New York Stock Exchange
0.450% Notes due 2026	GIS 26	New York Stock Exchange
1.500% Notes due 2027	GIS 27	New York Stock Exchange
3.907% Notes due 2029	GIS 29	New York Stock Exchange
3.650% Notes due 2030	GIS 30A	New York Stock Exchange
3.850% Notes due 2034	GIS 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 18, 2024, General Mills, Inc. (the “Company”) agreed to sell $750,000,000 aggregate principal amount of its 4.875% Notes due 2030 (the “2030 Notes”) and $750,000,000 aggregate principal amount of its 5.250% Notes due 2035 (the “2035 Notes,” and together with the 2030 Notes, collectively, the “Notes”) pursuant to the Underwriting Agreement, dated November 18, 2024 (the “Underwriting Agreement”), among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule II thereto. The Notes will be issued pursuant to that certain Indenture, dated as of February 1, 1996 (as amended, the “Indenture”), between the Company and U.S. Bank Trust Company, National Association, as Trustee, and the Officers’ Certificates and Authentication Orders, dated November 21, 2024 (the “Officers’ Certificates”), pursuant to Sections 201, 301 and 303 of the Indenture. The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, by Registration Statement on Form S-3 (No. 333-283277). The sale of the Notes is expected to close on November 21, 2024, subject to customary closing conditions.

The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement, the Officers’ Certificates and the opinion of Faegre Drinker Biddle & Reath LLP with respect to the validity of the Notes.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1	Underwriting Agreement, dated November 18, 2024, among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule II thereto.

4.1	Officers’ Certificate and Authentication Order, dated November 21, 2024 for the 4.875% Notes due 2030 (which includes the form of Note) issued pursuant to the Indenture.

4.2	Officers’ Certificate and Authentication Order, dated November 21, 2024, for the 5.250% Notes due 2035 (which includes the form of Note) issued pursuant to the Indenture.

5	Opinion of Faegre Drinker Biddle & Reath LLP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2024

GENERAL MILLS, INC.

By:	/s/ Kofi A. Bruce
Name:	Kofi A. Bruce
Title:	Chief Financial Officer